SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


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                                   FORM 8-K


                        ---------------------------------




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported)

                                November 13, 2001
                                -----------------



                         AMERICAN SAFETY RAZOR COMPANY
                         -----------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                               0-21952
------------------------            ------------------------
(State of incorporation)            (Commission File Number)


            54-1050207
            ----------
(IRS Employer Identification Number)


240 Cedar Knolls Road, Suite 401, Cedar Knolls, New Jersey 07927
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(Address of principal executive offices, including zip code)



Registrant's telephone number, including area code: (973-753-3000)
                                                    --------------

Item 2. Acquisition or Disposition of Assets

On November 13, 2001, the Registrant completed the sale of its Cotton and Foot Care segment to U.S. Cotton, LLC, for a purchase price of $18.0 million in cash which is subject to a working capital adjustment. The disposition was made pursuant to the Asset Purchase Agreement, by and between U.S. Cotton, LLC, the Registrant and certain subsidiaries of the Registrant, dated as of November 7, 2001. The purchase price was determined by arms-length negotiation between the Registrant and U.S. Cotton, LLC.

The Registrant recorded an estimated loss during the third quarter of 2001 of $24.0 million (net of an estimated income tax benefit of $1.9 million) from the disposition which is subject to resolution with U.S. Cotton, LLC, for certain post-closing adjustments relating to working capital and income tax matters. The sale included substantially all assets and certain liabilities of the Cotton and Foot Care segment primarily consisting of accounts receivable, inventories, prepaid expenses, property, plant and equipment, intangible assets, accounts payable and accrued expenses. Cotton and Foot Care subsidiaries included in the sale are Megas Beauty Care, Inc., Valley Park Realty, Inc. and Megas De Puerto Rico, Inc., d/b/a Acme Chaston Puerto Rico, Inc. Cotton and Foot Care manufacturing facilities included in the sale are located in Cleveland, Ohio (leased), Valley Park, Missouri (owned), Nogales, Mexico (leased), Pomfret, Connecticut (leased) and Canavanas, Puerto Rico (leased).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

      Pro Forma Condensed Consolidated Balance Sheet as of September 29, 2001

      Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 29, 2001

      Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 29, 2000


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 29, 2000, and Quarterly Report on Form 10-Q for the quarter ended September 29, 2001. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of future operating results or financial position.

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 29, 2001, presents the consolidated financial position of the Company assuming that the disposition of the Company's Cotton and Foot Care segment had occurred on September 29, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 29, 2000, and the nine months ended September 29, 2001, present the consolidated results of operations of the Company assuming that the disposition had occurred as of January 1, 2000 and December 30, 2000, respectively. The historical statements of operations for the nine months ended September 29, 2001 and for the year ended December 29, 2000 have been presented on a discontinued operations basis.



                          AMERICAN SAFETY RAZOR COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            As of September 29, 2001


                                                                            Pro Forma Adjustments
                                                                          -----------------------
                                                                                           Use of
                                                           Historical     Disposition     Proceeds        Pro Forma
                                                           ----------     -----------     --------        ---------
                                                                           (Dollars in Thousands)


ASSETS
Current assets:
    Cash and cash equivalents                              $  2,304       $ 19,375  a.    $(19,375) b.    $  2,304
    Accounts receivable, net                                 54,839         (7,588) a.           -          47,251
    Inventories                                              65,113        (10,736) a.           -          54,377
    Other current assets                                      7,130         (1,326) a.           -
                                                           --------       --------        --------           5,804
       Total current assets                                 129,386           (275)        (19,375)        109,736

Property and equipment, net                                  92,105        (15,918) a.           -          76,187
Intangible assets, net                                      158,658        (16,556) a.        (209) c.     141,893
Deferred income taxes                                         1,837              -               -           1,837
Prepaid pension cost and other                               14,972              -               -          14,972
                                                           --------       --------        --------        --------
Total assets                                               $396,958       $(32,749)       $(19,584)       $344,625
                                                           ========       ========        ========        ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Accounts payable, accrued expenses and other liabilities   $ 43,012       $ (4,784) a.    $    (78) c.    $ 38,150
Accrued estimated loss on disposition of Cotton and
    Foot Care segment                                        25,871        (25,871) a.           -               -
Long-term obligations classified as current                 106,799              -         (18,180) b.      88,619
Current maturities of long-term obligations                  14,534            (54) a.      (1,195) b.      13,285
                                                           --------       --------        --------        --------
       Total current liabilities                            190,216        (30,709)        (19,453)        140,054

Long-term obligations                                        70,932            (95) a.           -          70,837
Retiree benefits and other                                   27,593             50  a.           -          27,643
Pension and other liabilities                                   709              -               -             709
Deferred income taxes                                        17,466         (1,995) a.           -          15,471
                                                           --------       --------        --------        --------
       Total liabilities                                    306,916        (32,749)        (19,453)        254,714
                                                           --------       --------        --------        --------

Stockholder's equity:
    Common stock                                                121              -               -             121
    Additional paid-in capital                              172,843              -               -         172,843
    Advances to RSA Holdings Corporation, net               (52,129)             -               -         (52,129)
    Accumulated deficit                                     (30,388)             -            (131) c.     (30,519)
    Accumulated other comprehensive loss                       (405)             -               -            (405)
                                                           --------       --------        --------        --------
                                                             90,042              -            (131)         89,911
                                                           --------       --------        --------        --------

Total liabilities and stockholder's equity                 $396,958       $(32,749)       $(19,584)       $344,625
                                                           ========       ========        ========        ========




                          AMERICAN SAFETY RAZOR COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 29, 2001


                                                                                      Pro Forma
                                                                  Historical         Adjustments       Pro Forma
                                                                  ----------         -----------       ---------

Net sales                                                           $174,925            $    -          $174,925

Cost of sales                                                        104,924                 -           104,924
Depreciation                                                           9,690                 -             9,690
                                                                    --------            ------          --------
    Gross profit                                                      60,311                 -            60,311

Selling, general & administrative expenses                            39,819               531   d.       40,350
Amortization of intangible assets                                      2,930                 -             2,930
                                                                    --------            ------          --------

    Operating income                                                  17,562              (531)           17,031
Interest expense                                                      14,470            (1,174)  e.       13,296
                                                                    --------            ------          --------

    Income from continuing operations before income taxes              3,092               643             3,735
Income taxes                                                           2,573               240   f.        2,813
                                                                    --------            ------          --------

Income from continuing operations                                   $    519            $  403          $    922
                                                                    ========            ======          ========

Basic earnings per share:
    Income from continuing operations                                  $0.04                 -             $0.08
                                                                       =====                               =====

    Weighted average number of shares outstanding                     12,110                 -            12,110
                                                                      ======                              ======

Diluted earnings per share:
    Income from continuing operations                                  $0.04                 -             $0.08
                                                                       =====                               =====

    Weighted average number of shares outstanding                     12,110                 -            12,110
                                                                      ======                              ======



                          AMERICAN SAFETY RAZOR COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 29, 2000


                                                                                      Pro Forma
                                                                   Historical        Adjustments        Pro Forma
                                                                   ----------        -----------        ---------

Net sales                                                           $235,782            $    -          $235,782

Cost of sales                                                        129,801                 -           129,801
Depreciation                                                          11,304                 -            11,304
                                                                    --------            ------          --------
    Gross profit                                                      94,677                 -            94,677

Selling, general & administrative expenses                            60,744               293   d.       61,037
Amortization of intangible assets                                      3,912                 -             3,912
Special termination benefits                                          14,351                 -            14,351
                                                                    --------            ------          --------

    Operating income                                                  15,670              (293)           15,377
Interest expense                                                      19,757            (1,845)  e.       17,912
                                                                    --------            ------          --------

    Loss from continuing operations before income taxes               (4,087)            1,552            (2,535)
Income taxes                                                             489               578   f.        1,067
                                                                    --------            ------          --------

Loss from continuing operations                                     $ (4,576)           $  974           $(3,602)
                                                                    =========           ======           =======

Basic earnings per share:
    Loss from continuing operations                                   $(0.38)                -           $(0.30)
                                                                      ======                             ======

    Weighted average number of shares outstanding                     12,110                 -           12,110
                                                                      ======                             ======

Diluted earnings per share:
    Loss from continuing operations                                   $(0.38)                -           $(0.30)
                                                                      ======                             ======

    Weighted average number of shares outstanding                     12,110                 -           12,110
                                                                      ======                             ======


Pro Forma Adjustments

The following notes describe the adjustments included in the accompanying financial statements:

Balance Sheet

a. Adjustments to reflect (i) the estimated net cash proceeds of $19.4 million from the disposition of the Cotton and Foot Care segment which includes gross cash proceeds of $18.0 million and estimated excess working capital of $3.3 million less estimated expenses of $1.9 million, (ii) the elimination of the assets and liabilities sold in the disposition, and (iii) the reversal of the estimated pre-tax loss on disposition which was accrued in the third quarter of 2001.

b. Adjustments to reflect the estimated use of the net cash proceeds of $19.4 million from the disposition. Immediately following the closing on November 13, 2001, cash proceeds of $17.0 million were deposited into a deposit account pending agreement by the Company and participants in the Company's Credit Agreement of a plan for use of the cash proceeds. It is anticipated that the cash proceeds will be utilized to repay a portion of the Company's outstanding bank debt, reinvestment in the Company's continuing operations and for operating needs. For pro forma purposes, management has assumed that the net cash proceeds of $19.4 million were utilized to repay a portion of the Company's outstanding bank debt.

c. Adjustment to write off a portion of unamortized deferred financing fees related to the repayment of a portion of the Company's outstanding bank debt, net of income taxes at the Company's statutory rate of 37.3%.

Income Statement

d. Adjustment to reflect expenses associated with shared sales, marketing and customer service functions which were allocated from the Company's Razors and Blades segment to the Cotton and Foot Care segment and will be recurring expenses after the disposition.

e. Adjustment to reflect the estimated reduction in interest expense as a result of long-term obligations being reduced by $19.4 million. Interest expense was calculated using the weighted average interest rate (approximately 8.1% for the nine months ended September 29, 2001 and approximately 9.5% for the year ended December 29, 2000) on the long-term obligations assumed to be repaid.

f.  Adjustment to record the tax effect of the pro forma  adjustments in d. and
    e. above at the Company's statutory tax rate of 37.3%.

The statement of operations pro forma adjustments do not include the estimated loss of $24.0 million (net of an estimated income tax benefit of $1.9 million) from the disposition or the write-off of deferred financing fees of $0.1 million (net of an income tax benefit of $0.08 million) as these items are non-recurring.


(c) Exhibits

Asset Purchase Agreement, by and between U.S. Cotton, LLC, American Safety Razor Company and certain subsidiaries of American Safety Razor Company, dated as of November 7, 2001. (File No. 0-21952, Form 10-Q Report for the Quarter Ended September 29, 2001). Disclosure schedules relating to the representations and warranties have not been filed; such schedules will be filed supplementally upon the request of the Securities and Exchange Commission.

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      Incorporated by reference.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN SAFETY RAZOR COMPANY



                                      By: /s/J. Andrew Bolt
                                          -----------------------
                                          J. Andrew Bolt
                                          Senior Vice President
                                          Chief Financial Officer




Dated: November 27, 2001




                                INDEX TO EXHIBITS

Asset Purchase Agreement, by and between U.S. Cotton, LLC, American Safety Razor Company and certain subsidiaries of American Safety Razor Company, dated as of November 7, 2001. (File No. 0-21952, Form 10-Q Report for the Quarter Ended September 29, 2001). Disclosure schedules relating to the representations and warranties have not been filed; such schedules will be filed supplementally upon the request of the Securities and Exchange Commission.

------------------
      Incorporated by reference.